Exhibit 10.23

AMENDMENT #5 TO

LICENSE AGREEMENT

This Amendment #5, dated as of December 14, 2017 (this “Agreement”), to the License Agreement (as defined below) is by and between the University of Virginia Patent Foundation d/b/a the University of Virginia Licensing and Ventures Group, a Virginia not-for-profit corporation of the Commonwealth of Virginia, having its principal offices at 1180 Seminole Tr., Suite 495, Charlottesville, VA 29901 (“UVA LVG”), and Adial Pharmaceuticals, Inc, a Delaware corporation (f/k/a ADial Pharmaceuticals, LLC) (“Adial” and together with “UVA LVG”, the “Parties”).

WHEREAS, the Parties have entered into that certain licensing agreement dated as of January 21, 2011 and as amended on October 21, 2013, and as further amended on May 18, 2016, March 27, 2017, and August 15, 2017 (together, the “License Agreement”);

WHEREAS, Adial has filed a Form S-1 registration statement with the Securities and Exchange Commission in which it published the development plan for the development of the compound known as AD04 and in which an initial Phase 3 trial is described (the “Planned Phase 3 Trial”), and

WHEREAS, the Parties wish to clarify and amend the License Agreement as provided herein.

NOW, THEREFORE in consideration of the premises set forth above and the mutual covenants set forth below, the parties hereto agree to amend and clarify the License Agreement as follows:

AGREEMENT

1. A new Section 1.13-A is added as follows:

“1.13-A A “Phase III clinical trial” shall mean a clinical trial intended to meet the requirements for a Phase 3 trial as defined in 21 C.F.R. § 312.21(c).

2. The date in Section 4.2.B. is changed to December 31, 2024.

3. The date in Section 4.2.C. is changed to December 31, 2025.

4. Adial represents and warrants that the Planned Phase 3 Trial (as defined herein) is a Phase III clinical trial.

5. The Parties agree that dosing of the first patient in the Planned Phase 3 trial will qualify as initiation of Phase III clinical trials and, thereby, (i) trigger payment under Section 3.5A of the License Agreement, and (ii) satisfy the requirements of Section 4.2A of the License Agreement.

6. Except as provided herein, the terms and obligations of the Parties under the License Agreement shall remain unchanged.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first written above.

University of Virginia Patent Foundation d/b/a the University of Virginia Licensing & Ventures Group		Adial Pharmaceuticals, Inc.

By:	/s/ Michael P. Straightift	By:	/s/ William Stilley
Name:	Michael P. Straightift	Name:	William Stilley
Title:	Executive Director	Title:	CEO

By:	/s/ Peter M. Grant, II
Name:	Peter M. Grant, II
Title:	Chair, Board of Directors

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